REGISTRATION RIGHTS AGREEMEN T

     This Registration Rights Agreement (the "Agreement") is made and entered into o n by and between Nicklebys .com, Inc., a Colorado corporation (the "Company"), and Oceanus Value Fund, L.P . (the "Buyer") .

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1 . Defmitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement entered into between the Company and the Buyer dated concurrently herewith (the "Securities Purchase Agreement") . As used in this Agreement, the following terms shall have the specified meanings :

"Commission" means the Securities and Exchange Commission . "Common Stock" means the Company's $ .0001 par value common stock. "Exchange Act" means the Securities Exchange Act of 1934, as amended .

     "Holder" or "Holders" means the holder or holders, as the case may be, from time-to-time of Registrable Securities.

"Indemnified Parry" shall have the meaning set forth in Section 3(c) .

"Indemnifying Parry" shall have the meaning set forth in Section 3(c) .

"OTCBB" shall mean the OTC Bulletin Board .

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind .

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Registrable Securities" means (i) the shares of Common Stock issuable upon the exercise of the Warrant (the "Warrant Shares") and conversion of the Note (the "Conversion Shares"), (ii) any shares issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the Warrant Shares and Conversion Shares and (iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, the Registrable Securities .

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